UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 — January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Semiannual report 1|31|14

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Semiannual report
1 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	59

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In early 2014, stock prices fluctuated while most bond markets advanced, reversing the trends that dominated the two asset classes during 2013. Although the economic recovery appears to remain intact and previous market forces may re-emerge, the shift in short-term trends reminds investors once again about the value of portfolio diversification.

In this environment, we believe Putnam’s commitment to active fundamental research and taking a proactive view about risk is well suited to uncovering attractive investment opportunities.

We are pleased to report that this focus continues to earn Putnam high marks among industry peers. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes.

Lastly, for guidance on today’s markets, we also believe that you are well served by consulting with your financial advisor, who can help you assess your individual needs, time horizon, and risk tolerance — crucial for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA®
Investing since 1992

Kevin F. Murphy
Investing since 1988

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
ABCP	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
MBS		✓
CMBS		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 11–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

* Returns for the six-month period are not annualized, but cumulative.

4	Short Duration Income Fund

Interview with your fund’s portfolio managers

Joanne, what was the short-term bond market environment like during the six months ended January 31, 2014?

Immediately prior to the period, interest rates moved sharply higher and remained elevated until mid-September, due to uncertainty about when the Federal Reserve would begin trimming its bond purchases. However, rates in the short-maturity portion of the U.S. Treasury yield curve — two years or less —remained relatively stable, anchored by the Fed’s continuing policy of holding the federal funds target rate near zero.

From a technical perspective, the short-term credit market was strong, bolstered by a healthy balance of supply and demand. Demand was driven by investors seeking greater income than the near-zero yields offered by money market funds, and by those who sought to reduce the overall interest-rate sensitivity of their portfolios. On the issuer side, Fed policy and the relatively slow pace of economic growth encouraged the belief that short-term rates likely will remain low for some time, resulting in robust issuance of floating-rate and short-maturity fixed-rate securities.

Against the backdrop of solid demand and moderate economic growth, yield spreads on short-term credit — the yield advantage over Treasuries — modestly tightened, reflecting investor comfort with taking credit risk.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Short Duration Income Fund	5

How would you summarize the fund’s investment strategy?

Joanne: We like to describe the fund as targeting the space between money market and short-term bond funds. Because the fund is not a money market fund or subject to the Rule 2a-7 regulations that govern money market funds, we can pursue a range of income opportunities that are not available to money market funds. Of course, that wider range of opportunities potentially includes a greater number of risks, but our goal is to manage the fund so that its performance is consistent with our objectives of preserving capital and maintaining liquidity. In doing so, we seek to outperform U.S. Treasury bills by 0.20% to 0.60% at NAV, while working to maintain an NAV that is less volatile than that of many competing funds.

In terms of risk management, we seek to limit the fund’s sensitivity to interest-rate movements by generally keeping the portfolio’s duration at or less than one year. We seek to control the fund’s credit risk by only investing in investment-grade securities and limiting its exposure to individual issuers.

Allocations are shown as a percentage of the fund’s net assets as of 1/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The “Cash and net other assets” category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

6	Short Duration Income Fund

Lastly, we utilize high-quality commercial paper and other money-market-eligible securities for liquidity purposes and as a temporary repository for cash that will be invested in short-term bonds.

Turning to you, Mike, how was the fund positioned during the period?

We continued to target opportunities in securities with maturities up to three years or marginally lower credit quality. We sought to mitigate these risks by counterbalancing them. Specifically, the BBB-rated securities that we owned — which provided the fund with higher yields, given their greater credit risk — were generally shorter-maturity bonds, so they entailed relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio typically carried somewhat

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/14. A bond rated Baa or higher (Prime-3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

The “Cash and net other assets” category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

Short Duration Income Fund	7

longer maturities. This balanced approach allowed us to add incremental income potential without significantly increasing the portfolio’s risk profile.

In terms of sector positioning, at period-end more than 50% of the portfolio was invested in corporate bonds issued by financial institutions, and the majority of this allocation was in A-rated bonds. We continued to favor securities from banks and other types of financial companies because we believed they offered better relative value than securities in other corporate bond categories. In contrast to certain other areas of the corporate bond market, we believe the credit quality of financial institutions is improving. In our view, risk in the financials sector will continue to fall as regulatory pressure and rule changes force banks to streamline operations and further improve their balance sheets. We remained focused on bonds issued by large, diversified, domestically based institutions that, in our estimation, have demonstrated the greatest progress in increasing their liquidity and capital positions, and these securities performed well during the period.

Elsewhere, roughly 10% of the fund was invested in high-quality, well-collateralized real estate investment trusts [REITs]. In our view, REITs are, in many respects, ideal for the fund, given their relatively wide credit spreads versus other corporate securities, combined with strong credit-quality characteristics and meaningful covenant protections. Additionally, because REITs typically are not highly correlated to the broad financials sector, they provide added diversification to the portfolio.

You had about 7% of the portfolio invested in securitized sectors, such as collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities. Why wasn’t more of the fund allocated to these areas?

Mike: Given that one of our key objectives in managing the fund is to keep its NAV relatively stable, we tend not to invest

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Short Duration Income Fund

significantly in these areas because the higher yields offered by these types of securities are frequently accompanied by greater volatility. Additionally, mortgage-backed securities expose the fund to extension risk, which is the risk of a bond’s duration lengthening due to a deceleration in prepayments, which typically occurs when interest rates are rising.

What is your outlook for the coming months, and how are you positioning the fund?

Joanne: In our view, the prospects for U.S. economic growth continue to look favorable, buoyed by improving trends in employment, housing, and corporate capital expenditures. Additionally, despite the fact that the Fed has begun tapering its bond buying, overall monetary policy remains accommodative. We believe the weak economic readings in January, which included a disappointing release from the ISM Purchasing Managers Index, as well as soft automobile sales, were largely the result of adverse weather conditions affecting some of the country’s most densely populated regions.

We believe the Fed wants investors to feel comfortable that its policy of keeping its short-term target rate low will continue for an extended period. However, when the central bank does begin to raise the federal funds rate, we think short-term rates could rise quickly. In an effort to manage this risk, we have been positioning the fund for higher future rates by slowly reducing its duration and increasing its allocation to floating-rate securities. Many of the fund’s floating-rate holdings are linked to the London Interbank Offered Rate [LIBOR], which is the rate at which financial institutions lend reserves to each other in the short-term international interbank market. LIBOR rates tend to be slightly higher than yields on short-term Treasuries or other U.S. government securities, and the yields on securities linked to LIBOR reset, in most cases, monthly or quarterly. We have been increasing the fund’s allocation to floating-rate securities to gain access to these higher yields and heighten its sensitivity to rising rates. At period-end, nearly 50% of the portfolio was invested in floating-rate bonds, up from about 35% at the beginning of the period. As for duration, it stood at 0.47 year at period-end, compared with 0.73 year six months ago.

Thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Michael and Joanne, your fund is also managed by Kevin F. Murphy.

Short Duration Income Fund	9

IN THE NEWS

The U.S. federal deficit this year will dip to its lowest level since 2007, but the trend may be short-lived. The Congressional Budget Office (CBO) has projected that the U.S. deficit will fall to $514 billion by the end of the current fiscal year on September 30, 2014, down from $680 billion last fiscal year and the recent peak of $1.4 trillion in 2009. Government spending cuts, tax hikes, and the overall economic expansion all helped to lower the deficit, which has been the focus of intense political debate in Washington. However, in coming years as baby boomers age, spending will accelerate on such government programs as Medicare and Social Security, widening the deficit. Without more robust economic growth, spending for Social Security, Medicare (including offsetting receipts), Medicaid, the Children’s Health Insurance Program, and subsidies for health insurance purchased through exchanges will rise from 9.7% of GDP in 2014 to 11.7% in 2024, the CBO estimates.

10	Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/14

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	1.71%	0.67%	0.77%	1.50%	0.77%	2.03%	2.03%	2.03%
Annual average	0.74	0.29	0.33	0.65	0.33	0.88	0.88	0.88

1 year	0.69	0.19	0.29	0.64	0.29	0.79	0.79	0.79

6 months	0.50	0.20	0.30	0.47	0.30	0.55	0.55	0.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and Y shares generally have no CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/14

BofA Merrill Lynch
U.S. Treasury Bill Index

Life of fund	0.23%
Annual average	0.10

1 year	0.09

6 months	0.04

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Short Duration Income Fund	11

Fund price and distribution information For the six-month period ended 1/31/14

Distributions	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Number	6	6	6	6	6	6	6	6

Income	$0.0261	$0.0059	$0.0059	$0.0236	$0.0059	$0.0312	$0.0312	$0.0312

Capital gains — Long-term	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003

Capital gains — Short-term	0.0036	0.0036	0.0036	0.0036	0.0036	0.0036	0.0036	0.0036

Total	$0.0300	$0.0098	$0.0098	$0.0275	$0.0098	$0.0351	$0.0351	$0.0351

Share value at
net asset value

7/31/13	$10.03	$10.02	$10.02	$10.02	$10.02	$10.04	$10.04	$10.04

1/31/14	10.05	10.03	10.04	10.04	10.04	10.06	10.06	10.06

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	1.56%	0.66%	0.66%	1.35%	0.66%	1.98%	1.98%	1.98%
Annual average	0.71	0.30	0.30	0.61	0.30	0.89	0.89	0.89

1 year	0.59	0.18	0.18	0.54	0.18	0.79	0.79	0.79

6 months	0.50	0.29	0.29	0.37	0.29	0.65	0.65	0.65

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12	Short Duration Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal
year ended 7/31/13*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%

Total annual operating
expenses for the fiscal year
ended 7/31/13	0.54%	0.94%	0.94%	0.59%	0.94%	0.54%	0.47%	0.44%

Annualized expense ratio for
the six-month period ended
1/31/14	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2013, to January 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$2.02	$4.04	$4.04	$2.27	$4.04	$1.52	$1.52	$1.52

Ending value (after expenses)	$1,005.00	$1,002.00	$1,003.00	$1,004.70	$1,003.00	$1,005.50	$1,005.50	$1,005.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Duration Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2014, use the following calculation method. To find the value of your investment on August 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$2.04	$4.08	$4.08	$2.29	$4.08	$1.53	$1.53	$1.53

Ending value (after expenses)	$1,023.19	$1,021.17	$1,021.17	$1,022.94	$1,021.17	$1,023.69	$1,023.69	$1,023.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Short Duration Income Fund	15

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Short Duration Income Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on March 7, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

Short Duration Income Fund	17

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

18	Short Duration Income Fund

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an attempt to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not

Short Duration Income Fund	19

result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) through at least November 30, 2014 to the extent that the expenses of your fund (excluding brokerage,

20 Short Duration Income Fund

interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.30% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in

Short Duration Income Fund	21

concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper Inc. peer group (Lipper Ultra-Short Obligation Funds) for the one-year period ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2012, there were 88 funds in your fund’s Lipper peer group. Because your fund had only commenced operations on November 17, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

22 Short Duration Income Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Short Duration Income Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Short Duration Income Fund

The fund’s portfolio 1/31/14 (Unaudited)

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)*	rate (%)	date	amount	Value

Banking (38.6%)
Abbey National Treasury Services PLC/London
bank guaranty sr. unsec. unsub. FRN notes
(United Kingdom)	1.819	4/25/14	$3,597,000	$3,608,223

Abbey National Treasury Services PLC/London bank
guaranty sr. unsec. unsub. notes (United Kingdom)	2.875	4/25/14	4,410,000	4,433,717

Abbey National Treasury Services PLC/London
144A bank guaranty sr. unsec. unsub. notes
(United Kingdom)	3.875	11/10/14	2,475,000	2,537,281

ABN Amro Bank NV 144A sr. unsec. FRN
notes (Netherlands)	1.035	10/28/16	13,000,000	13,056,747

ABN Amro Bank NV 144A sr. unsec.
notes (Netherlands)	1.375	1/22/16	2,000,000	2,016,188

American Expess Centurion Bank company guaranty
sr. unsec. FRN notes	0.689	11/13/15	1,250,000	1,253,990

American Express Bank FSB sr. unsec. FRN
notes Ser. BKNT	0.460	6/12/17	7,100,000	7,052,984

Australia & New Zealand Banking Group, Ltd.
sr. unsec. notes (Australia)	2.125	9/19/14	586,000	592,235

Australia & New Zealand Banking Group, Ltd. 144A
sr. unsec. FRN notes (Australia)	0.620	1/10/17	13,000,000	13,011,565

Australia & New Zealand Banking Group, Ltd. 144A
sr. unsec. notes (Australia)	3.700	1/13/15	850,000	876,435

Bank of America Corp. sr. unsec. FRN notes	1.066	3/22/16	7,000,000	7,032,941

Bank of America Corp. sr. unsec. unsub. notes	7.375	5/15/14	530,000	540,046

Bank of America Corp. sr. unsec. unsub. notes	4.500	4/1/15	440,000	458,634

Bank of America NA unsec. sub. FRN notes Ser. BKNT	0.523	6/15/16	6,550,000	6,485,882

Bank of Montreal sr. unsec. unsub. FRN notes
Ser. MTN (Canada)	0.759	7/15/16	11,635,000	11,692,209

Bank of Montreal sr. unsec. unsub. FRN notes
Ser. MTN (Canada)	0.713	9/11/15	790,000	793,780

Bank of New York Mellon Corp. (The)
sr. unsec. FRN notes	0.467	10/23/15	7,390,000	7,394,988

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN notes	0.505	7/28/14	1,080,000	1,080,630

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN notes Ser. MTN	1.088	11/24/14	400,000	402,326

Bank of Nova Scotia sr. unsec. unsub. FRN
notes (Canada)	0.759	7/15/16	3,000,000	3,012,567

Bank of Nova Scotia sr. unsec. unsub. FRN
notes (Canada)	0.643	3/15/16	4,700,000	4,707,011

Bank of Nova Scotia sr. unsec. unsub. FRN notes
Ser. BKNT (Canada)	0.664	12/13/16	4,000,000	4,009,068

Bank of Nova Scotia sr. unsec. unsub. notes (Canada)	3.400	1/22/15	711,000	732,338

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A
sr. unsec. FRN notes (Japan)	0.852	9/9/16	3,800,000	3,816,844

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A
sr. unsec. notes (Japan)	3.850	1/22/15	3,300,000	3,400,122

Short Duration Income Fund	25

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A
sr. unsec. unsub. notes (Japan)	1.000	2/26/16	$500,000	$498,636

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A
sr. unsec. unsub. FRN notes (Japan)	0.687	2/26/16	5,160,000	5,156,795

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A
sr. unsec. unsub. notes (Japan)	2.450	9/11/15	1,295,000	1,328,761

Barclays Bank PLC sr. unsec. unsub. FRN notes
Ser. MTN (United Kingdom)	0.782	12/9/16	1,265,000	1,264,647

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	5.200	7/10/14	1,300,000	1,327,505

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	3.900	4/7/15	1,814,000	1,883,440

BB&T Corp. unsec. sub. notes	5.200	12/23/15	2,315,000	2,489,169

BBVA US Senior SAU bank guaranty sr. unsec.
unsub. notes (Spain)	3.250	5/16/14	11,102,000	11,166,479

Bear Stearns Companies, LLC (The) sr. unsec. FRN
notes Ser. MTN	0.629	11/21/16	1,550,000	1,541,019

BNP Paribas SA bank guaranty sr. unsec. unsub. FRN
notes Ser. MTN (France)	2.995	12/20/14	3,291,000	3,363,725

BNP Paribas SA sr. unsec. FRN notes (France)	0.832	12/12/16	10,000,000	10,005,753

BNP Paribas/BNP Paribas US Medium-Term Note
Program, LLC 144A bank guaranty unsec. sub.
notes (France)	5.125	1/15/15	2,400,000	2,490,936

BNY Mellon NA unsec. sub. notes	4.750	12/15/14	472,000	490,166

BPCE SA company guaranty sr. unsec. FRN notes
Ser. MTN (France)	1.489	4/25/16	14,975,000	15,169,211

Branch Banking & Trust Co. sr. unsec. FRN notes	0.667	12/1/16	2,000,000	1,998,867

Branch Banking & Trust Co. unsec. sub. FRN notes	0.564	9/13/16	10,765,000	10,685,447

Canadian Imperial Bank of Commerce sr. unsec.
unsub. FRN notes Ser. EMTN (Canada)	0.414	2/21/17	6,200,000	6,145,140

Canadian Imperial Bank of Commerce/Canada
sr. unsec. unsub. FRN notes (Canada)	0.757	7/18/16	3,000,000	3,011,082

Capital One Financial Corp. sr. unsec.
unsub. FRN notes	1.389	7/15/14	1,900,000	1,906,876

Capital One Financial Corp. sr. unsec.
unsub. FRN notes	0.878	11/6/15	3,713,000	3,722,052

Capital One Financial Corp. sr. unsec. unsub. notes	7.375	5/23/14	3,195,000	3,261,654

Capital One Financial Corp. sr. unsec. unsub. notes	2.150	3/23/15	1,000,000	1,015,770

Capital One Financial Corp. sr. unsec. unsub. notes	2.125	7/15/14	500,000	503,653

Capital One NA/Mclean VA sr. unsec. FRN notes	0.696	3/22/16	4,000,000	3,992,358

Citigroup, Inc. sr. unsec. FRN notes	1.199	7/25/16	5,000,000	5,050,775

Citigroup, Inc. sr. unsec. FRN notes	1.037	4/1/16	3,700,000	3,723,151

Citigroup, Inc. sr. unsec. notes	6.010	1/15/15	762,000	799,740

Citigroup, Inc. sr. unsec. sub. FRN notes	0.512	6/9/16	6,400,000	6,292,467

Citigroup, Inc. sub. notes	5.000	9/15/14	760,000	779,844

Commonwealth Bank of Australia 144A sr. unsec.
FRN notes (Australia)	1.043	9/18/15	6,900,000	6,970,352

Commonwealth Bank of Australia 144A sr. unsec.
FRN notes (Australia)	0.745	9/20/16	5,000,000	5,000,047

26 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
Commonwealth Bank of Australia/New York, NY
sr. unsec. notes	1.250	9/18/15	$480,000	$485,616

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands sr. unsec. FRN notes (Netherlands)	0.723	3/18/16	9,425,000	9,451,154

Credit Agricole SA/London 144A sr. unsec. FRN
notes (United Kingdom)	1.399	4/15/16	10,325,000	10,449,220

Credit Agricole SA/London 144A sr. unsec. FRN
notes (France)	1.096	10/3/16	5,000,000	5,000,068

Credit Suisse/New York sr. unsec. notes	5.500	5/1/14	500,000	506,286

Danske Bank A/S 144A sr. unsec. unsub. FRN
notes (Denmark)	1.292	4/14/14	11,150,000	11,166,959

Deutsche Bank Financial, LLC bank guaranty unsec.
sub. notes Ser. MTN (Germany)	5.375	3/2/15	5,572,000	5,822,200

DNB Boligkreditt AS 144A sr. unsub. bonds (Norway)	2.100	10/14/15	2,500,000	2,565,225

Fifth Third Bancorp unsec. sub. FRB bonds	0.665	12/20/16	4,745,000	4,701,090

Fifth Third Bank/Cincinnati, Ohio sr. unsec. FRN notes	0.647	2/26/16	9,700,000	9,712,055

Fifth Third Bank/Cincinnati, Ohio unsec. sub.
notes Ser. BKNT	4.750	2/1/15	800,000	832,641

HBSC Bank USA NA/New York, NY unsec. sub. notes
(United Kingdom)	4.625	4/1/14	4,235,000	4,263,569

HSBC Finance Corp. sr. unsec. notes	5.250	4/15/15	2,293,000	2,409,805

HSBC Finance Corp. sr. unsec. notes	5.000	6/30/15	2,773,000	2,930,720

HSBC Finance Corp. sr. unsec. unsub. FRN notes	0.669	6/1/16	6,647,000	6,636,544

ING Bank N.V. 144A sr. unsec. FRN
notes (Netherlands)	1.192	3/7/16	8,150,000	8,221,174

ING Bank NV 144A sr. unsec. FRN
notes (Netherlands)	1.886	9/25/15	4,346,000	4,438,174

ING Bank NV 144A unsec. sub. notes (Netherlands)	5.125	5/1/15	3,510,000	3,661,530

JPMorgan Chase & Co. sr. unsec. unsub. notes	3.700	1/20/15	1,500,000	1,542,390

JPMorgan Chase & Co. unsec. sub. FRN notes	1.450	9/1/15	3,087,000	3,093,875

JPMorgan Chase Bank, NA unsec. sub. FRN notes	0.574	6/13/16	10,335,000	10,245,916

KeyBank NA/Cleveland, OH unsec. sub. notes	5.800	7/1/14	2,240,000	2,288,607

KeyBank NA/Cleveland, OH sr. unsec. FRN notes	0.727	11/25/16	3,000,000	3,003,376

KeyBank NA/Cleveland, OH unsec. sub.
notes Ser. MTN	5.450	3/3/16	5,000,000	5,443,415

KeyCorp sr. unsec. unsub. notes	3.750	8/13/15	2,500,000	2,612,229

Lloyds Bank PLC bank guaranty sr. unsec. unsub.
notes (United Kingdom)	4.875	1/21/16	1,025,000	1,103,930

Lloyds Bank PLC 144A bank guaranty sr. unsec.
notes (United Kingdom)	4.375	1/12/15	11,339,000	11,729,062

Manufacturers & Traders Trust Co. sr.
unsec. FRB bonds	0.611	1/30/17	5,000,000	4,996,247

Manufacturers & Traders Trust Co. sr. unsec. FRN
notes Ser. BKNT	0.542	3/7/16	10,000,000	9,983,250

Mellon Funding Corp. company guaranty
unsec. sub. notes	5.000	12/1/14	1,600,000	1,659,403

Merrill Lynch & Co., Inc. unsec. sub. FRN notes	0.792	5/2/17	1,767,000	1,727,375

Mizuho Financial Group Cayman, Ltd. 144A unsec.
sub. notes (Japan)	5.790	4/15/14	6,899,000	6,968,080

Short Duration Income Fund	27

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
National Australia Bank, Ltd. 144A sr. unsec. FRB
bonds (Australia)	0.669	12/2/16	$4,000,000	$4,001,139

National Australia Bank, Ltd./New York sr. unsec.
FRN notes (Australia)	1.368	8/7/15	1,000,000	1,015,007

National Australia Bank, Ltd./New York sr. unsec.
FRN notes (Australia)	0.789	7/25/16	7,600,000	7,626,425

National Australia Bank, Ltd./New York sr. unsec.
notes (Australia)	1.600	8/7/15	362,000	367,575

National Bank of Canada bank guaranty sr. unsec.
notes (Canada)	1.500	6/26/15	3,285,000	3,326,381

National City Bank/Cleveland, OH unsec. sub. FRN
notes Ser. BKNT	0.612	6/7/17	1,265,000	1,251,365

Nationwide Building Society 144A sr. unsec. notes
(United Kingdom)	4.650	2/25/15	4,140,000	4,306,428

Nationwide Building Society 144A sr. unsec. sub.
notes (United Kingdom)	5.000	8/1/15	5,000,000	5,287,970

Nordea Bank AB 144A sr. unsec. FRN notes (Sweden)	0.699	5/13/16	8,700,000	8,715,886

Nordea Bank AB 144A sr. unsec. notes (Sweden)	2.250	3/20/15	210,000	214,213

Nordea Bank AB 144A sr. unsec. unsub.
notes (Sweden)	3.700	11/13/14	2,400,000	2,461,920

PNC Bank, N.A. sr. unsec. unsub. FRN
notes Ser. BKNT	0.556	4/29/16	4,000,000	4,002,176

PNC Bank, N.A. sr. unsec. FRN notes	0.545	1/28/16	1,954,000	1,956,593

PNC Funding Corp. bank guaranty unsec. sub. notes	5.250	11/15/15	3,204,000	3,433,852

PNC Funding Corp. sr. unsec. notes	5.400	6/10/14	1,768,000	1,798,951

PNC Funding Corp. sr. unsec. notes	3.000	5/19/14	1,598,000	1,610,921

Regions Financial Corp. sr. unsec. unsub. notes	7.750	11/10/14	14,795,000	15,602,363

Royal Bank of Canada sr. unsec. FRN notes (Canada)	0.567	1/23/17	2,000,000	2,001,192

Royal Bank of Canada sr. unsec. unsub. FRN notes
Ser. GMTN (Canada)	0.702	9/9/16	12,340,000	12,387,929

Royal Bank of Scotland Group PLC sr. unsec. unsub.
notes (United Kingdom)	2.550	9/18/15	3,615,000	3,697,422

Royal Bank of Scotland PLC (The) bank guaranty
sr. unsec. unsub. notes (United Kingdom)	4.875	3/16/15	750,000	783,952

Royal Bank of Scotland PLC (The) bank guaranty
sr. unsec. unsub. notes (United Kingdom)	4.375	3/16/16	1,785,000	1,908,367

Royal Bank of Scotland PLC (The) 144A company
guaranty sr. unsec. unsub. notes (United Kingdom)	4.875	8/25/14	9,358,000	9,554,026

Santander Holdings USA, Inc. sr. unsec. unsub. notes	4.625	4/19/16	2,000,000	2,141,482

Santander US Debt SAU 144A bank guaranty sr.
unsec. unsub. notes (Spain)	3.724	1/20/15	3,000,000	3,066,384

Societe Generale SA 144A sr. unsec. notes (France)	3.100	9/14/15	1,450,000	1,502,345

Societe Generale SA 144A sr. unsec. unsub. FRN
notes (France)	1.292	4/11/14	1,400,000	1,402,353

Standard Chartered PLC 144A sr. unsec. unsub.
notes (United Kingdom)	5.500	11/18/14	3,714,000	3,860,162

Standard Chartered PLC 144A sr. unsec. unsub.
notes (United Kingdom)	3.850	4/27/15	5,480,000	5,671,111

28 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
Sumitomo Mitsui Banking Corp. bank guaranty
sr. unsec. FRN notes (Japan)	0.907	7/19/16	$3,250,000	$3,255,590

Sumitomo Mitsui Banking Corp. company guaranty
sr. unsec. FRN notes (Japan)	0.670	1/10/17	6,000,000	5,996,510

Sumitomo Mitsui Banking Corp. sr. unsec.
notes (Japan)	1.350	7/18/15	1,450,000	1,465,502

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
notes (Japan)	1.900	7/22/14	380,000	382,313

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
unsub. bonds (Japan)	3.150	7/22/15	2,290,000	2,371,238

SunTrust Bank/Atlanta, GA sr. unsec. FRB
bonds Ser. BKNT	0.527	2/15/17	10,000,000	9,984,827

Svenska Handelsbanken AB sr. unsec. FRN
notes (Sweden)	0.716	9/23/16	2,000,000	2,005,315

Svenska Handelsbanken AB sr. unsec. FRN
notes (Sweden)	0.696	3/21/16	11,410,000	11,427,191

Swetbank Hypotek AB 144A bank guaranty sr.
unsub. bonds (Sweden)	2.950	3/28/16	425,000	444,839

Swetbank Hypotek AB 144A bank guaranty unsub.
notes (Sweden)	0.697	3/28/14	1,110,000	1,110,780

Toronto-Dominion Bank (The) sr. unsec. FRB bonds
Ser. MTN (Canada)	0.702	9/9/16	8,000,000	8,033,445

Toronto-Dominion Bank (The) sr. unsec. FRN notes
Ser. MTN (Canada)	0.418	5/1/15	4,000,000	4,005,488

UBS AG/Stamford, CT sr. unsec. notes Ser. BKNT	3.875	1/15/15	1,500,000	1,548,885

UBS AG/Stamford, CT unsec. sub. notes	7.375	7/15/15	4,375,000	4,750,249

US Bancorp sr. unsec. unsub. notes	4.200	5/15/14	100,000	101,122

US Bank NA unsec. sub. FRN notes	0.522	10/14/14	2,114,000	2,116,909

US Bank NA unsec. sub. notes	6.300	2/4/14	288,000	288,000

US Bank NA unsec. sub. notes	4.950	10/30/14	2,958,000	3,061,137

US Bank NA unsec. sub. notes	4.800	4/15/15	3,750,000	3,932,081

US Bank NA/Cincinnati, OH sr. unsec. FRN
notes Ser. BKNT	0.466	1/30/17	7,000,000	6,989,502

Wachovia Corp. unsec. sub. FRN notes	0.609	10/15/16	4,226,000	4,209,650

Wachovia Corp. unsec. sub. FRN notes	0.576	10/28/15	8,544,000	8,543,316

Wells Fargo Bank, NA unsec. sub. FRN notes	0.448	5/16/16	2,000,000	1,988,386

Westpac Banking Corp. sr. unsec. unsub. FRN
notes (Australia)	1.006	9/25/15	3,880,000	3,916,158

Westpac Banking Corp. sr. unsec. unsub. FRN
notes (Australia)	0.668	11/25/16	6,600,000	6,596,285

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	3.000	8/4/15	2,000,000	2,074,804

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	1.125	9/25/15	1,330,000	1,343,775

Westpac Banking Corp. 144A sr. unsec. FRN
notes (Australia)	1.168	2/24/14	700,000	700,429

				604,285,069

Short Duration Income Fund 29

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Basic materials (0.6%)
BHP Billiton Finance USA, Ltd. company guaranty
sr. unsec. FRN notes (Australia)	0.508	2/18/14	$1,117,000	$1,117,114

BHP Billiton Finance USA, Ltd. company guaranty
sr. unsec. unsub. FRN notes (Australia)	0.497	9/30/16	3,000,000	3,000,045

Glencore Funding, LLC 144A company guaranty
sr. unsec. unsub. notes	6.000	4/15/14	5,000,000	5,050,885

				9,168,044
Capital goods (1.1%)
Caterpillar Financial Services Corp. sr. unsec.
FRN notes	0.537	4/1/14	1,290,000	1,290,457

Caterpillar Financial Services Corp. sr. unsec. notes	6.125	2/17/14	880,000	881,711

Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN	4.750	2/17/15	585,000	611,443

Caterpillar Financial Services Corp. sr. unsec.
unsub. notes	1.125	12/15/14	650,000	654,651

John Deere Capital Corp. sr. unsec. FRN notes	0.532	10/11/16	10,000,000	10,018,996

John Deere Capital Corp. sr. unsec. unsub.
notes Ser. MTN	2.950	3/9/15	1,000,000	1,027,710

John Deere Capital Corp. unsec. FRN notes	0.312	1/12/15	2,000,000	2,000,397

				16,485,365
Communication services (2.0%)
AT&T, Inc. sr. unsec. unsub. FRN notes	0.624	2/12/16	9,255,000	9,246,541

BellSouth Corp. sr. unsec. unsub. bonds	5.200	9/15/14	3,645,000	3,749,360

British Telecommunications PLC sr. unsec. unsub.
notes (United Kingdom)	2.000	6/22/15	1,550,000	1,577,209

Comcast Corp. company guaranty sr. unsec.
unsub. notes	5.850	11/15/15	2,700,000	2,942,706

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. notes (Netherlands)	4.875	7/8/14	8,384,000	8,539,750

Verizon Communications, Inc. sr. unsec.
unsub. FRN notes	1.773	9/15/16	4,000,000	4,122,848

Vodafone Group PLC sr. unsec. unsub. FRN notes
(United Kingdom)	0.623	2/19/16	1,020,000	1,018,888

				31,197,302
Consumer cyclicals (5.9%)
Clorox Co. (The) sr. unsec. notes	3.550	11/1/15	1,000,000	1,048,103

Clorox Co. (The) sr. unsec. unsub. notes	5.000	1/15/15	5,000,000	5,208,820

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN notes	0.857	3/28/14	1,330,000	1,331,165

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. notes	1.950	3/28/14	2,685,000	2,690,397

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. unsub. FRN notes	0.922	8/1/16	4,000,000	4,021,696

Ford Motor Credit Co., LLC sr. unsec.
unsub. FRN notes	1.489	5/9/16	8,792,000	8,935,793

Ford Motor Credit Co., LLC sr. unsec.
unsub. FRN notes	1.018	1/17/17	4,000,000	4,017,706

Ford Motor Credit Co., LLC sr. unsec. unsub. notes	8.700	10/1/14	500,000	526,435

30 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Consumer cyclicals cont.
Harley-Davidson Financial Services, Inc. 144A
company guaranty sr. unsec. notes	1.150	9/15/15	$1,200,000	$1,205,176

Harley-Davidson Funding Corp. 144A company
guaranty sr. unsec. notes	5.750	12/15/14	2,572,000	2,683,069

Home Depot, Inc. (The) sr. unsec. unsub. notes	5.400	3/1/16	5,266,000	5,786,939

Macy’s Retail Holdings, Inc. company guaranty
sr. unsec. notes	7.500	6/1/15	3,955,000	4,300,576

Macy’s Retail Holdings, Inc. company guaranty
sr. unsec. notes	5.750	7/15/14	11,911,000	12,179,033

NBCUniversal Enterprise, Inc. 144A company
guaranty sr. unsec. FRN notes	0.776	4/15/16	7,635,000	7,658,093

Nissan Motor Acceptance Corp. 144A sr. unsec. notes	4.500	1/30/15	3,115,000	3,231,118

Nissan Motor Acceptance Corp. 144A unsec.
FRN notes	0.946	9/26/16	6,800,000	6,832,495

Toyota Motor Credit Corp. sr. unsec. FRN notes	0.391	3/10/15	2,210,000	2,211,471

Toyota Motor Credit Corp. sr. unsec. unsub. FRN notes	0.528	5/17/16	3,000,000	3,006,207

Toyota Motor Credit Corp. sr. unsec. unsub. notes	3.200	6/17/15	214,000	221,920

Toyota Motor Credit Corp. sr. unsec. unsub. notes	0.875	7/17/15	1,000,000	1,007,156

Toyota Motor Credit Corp. unsec. FRN notes	0.411	12/5/14	2,369,000	2,372,501

Volkswagen International Finance NV 144A company
guaranty sr. unsec. FRN notes (Germany)	0.996	3/21/14	1,270,000	1,271,022

Volkswagen International Finance NV 144A company
guaranty sr. unsec. FRN notes (Germany)	0.837	11/20/14	1,550,000	1,555,535

Volkswagen International Finance NV 144A company
guaranty sr. unsec. FRN notes (Germany)	0.675	11/18/16	6,000,000	5,998,318

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. FRN notes (Germany)	0.857	4/1/14	350,000	350,208

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes (Germany)	1.875	4/1/14	960,000	962,016

Walt Disney Co. (The) sr. unsec. unsub. notes	1.350	8/16/16	1,543,000	1,562,934

				92,175,902
Consumer finance (1.4%)
American Express Co. sr. unsec. notes	7.250	5/20/14	2,182,000	2,226,227

American Express Credit Corp. sr. unsec. FRN notes	0.746	7/29/16	4,000,000	4,021,956

American Express Credit Corp. sr. unsec.
notes Ser. MTN	5.300	12/2/15	2,000,000	2,165,010

American Honda Finance Corp. sr. unsec.
unsub. FRN notes	0.740	10/7/16	7,500,000	7,552,480

American Honda Finance Corp. 144A sr.
unsec. FRN notes	0.612	5/26/16	4,940,000	4,954,282

Capital One Bank USA NA sr. unsec. unsub. notes	5.125	2/15/14	550,000	550,703

				21,470,658
Consumer staples (4.3%)
Altria Group, Inc. company guaranty sr. unsec. notes	7.750	2/6/14	2,250,000	2,250,448

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. notes	0.800	1/15/16	1,000,000	1,001,395

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. FRN notes	0.429	1/27/17	3,300,000	3,301,973

Short Duration Income Fund	31

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes	5.375	11/15/14	$10,466,000	$10,863,195

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes	3.625	4/15/15	1,000,000	1,038,024

Bacardi, Ltd. 144A company guaranty sr. unsec.
unsub. notes (Bermuda)	7.450	4/1/14	2,070,000	2,092,760

Bottling Group, LLC company guaranty sr.
unsec. notes	6.950	3/15/14	3,503,000	3,528,803

ConAgra Foods, Inc. sr. unsec. notes	5.875	4/15/14	3,388,000	3,424,739

Costco Wholesale Corp. sr. unsec. unsub. notes	0.650	12/7/15	4,500,000	4,518,963

Diageo Finance BV company guaranty sr. unsec.
unsub. notes (Netherlands)	5.300	10/28/15	1,090,000	1,177,865

Foster’s Finance Corp. 144A company guaranty
sr. unsec. notes	4.875	10/1/14	7,310,000	7,509,702

General Mills, Inc. sr. unsec. FRN notes	0.435	1/28/16	5,000,000	5,001,981

Kellogg Co. sr. unsec. unsub. notes	1.125	5/15/15	5,000,000	5,036,570

Kroger Co. (The) company guaranty sr. unsec. notes	3.900	10/1/15	2,535,000	2,661,831

Kroger Co. (The) sr. unsec. FRN notes	0.804	10/17/16	4,000,000	4,008,568

PepsiAmericas, Inc. company guaranty sr. unsec.
unsub. notes	4.375	2/15/14	1,876,000	1,878,082

PepsiCo, Inc. sr. unsec. unsub. FRN notes	0.447	2/26/16	4,087,000	4,091,243

PepsiCo, Inc. sr. unsec. unsub. notes	0.800	8/25/14	659,000	660,976

SABMiller Holdings, Inc. 144A company guaranty
sr. unsec. unsub. notes	1.850	1/15/15	1,256,000	1,270,290

WPP Finance UK company guaranty sr. unsec. notes
(United Kingdom)	8.000	9/15/14	1,500,000	1,566,230

WPP Finance UK company guaranty sr. unsec. unsub.
notes (United Kingdom)	5.875	6/15/14	1,307,000	1,330,267

				68,213,905
Energy (1.5%)
Canadian Natural Resources, Ltd. sr. unsec. unsub.
notes (Canada)	4.900	12/1/14	1,000,000	1,036,356

Canadian Natural Resources, Ltd. sr. unsec. unsub.
notes (Canada)	1.450	11/14/14	5,919,000	5,959,711

Chevron Corp. sr. unsec. notes	0.889	6/24/16	2,000,000	2,007,620

Devon Energy Corp. sr. unsec. unsub. FRN notes	0.784	12/15/16	4,000,000	4,010,360

Devon Energy Corp. sr. unsec. unsub. FRN notes	0.694	12/15/15	4,000,000	4,007,519

EnCana Holdings Finance Corp. company guaranty
sr. unsec. unsub. notes (Canada)	5.800	5/1/14	6,200,000	6,279,337

				23,300,903
Financial (1.4%)
Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN notes	0.390	1/10/17	8,000,000	8,004,780

General Electric Capital Corp. sr. unsec. FRN notes	0.839	1/8/16	1,500,000	1,511,109

General Electric Capital Corp. sr. unsec. FRN notes	0.439	1/8/16	4,880,000	4,876,711

General Electric Capital Corp. sr. unsec. FRN notes	0.433	10/6/15	2,305,000	2,307,056

General Electric Capital Corp. sr. unsec. FRN notes	0.393	9/15/14	100,000	100,073

32 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Financial cont.
General Electric Capital Corp. sr. unsec. FRN
notes Ser. GMTN	0.892	7/12/16	$3,930,000	$3,966,621

General Electric Capital Corp. sr. unsec.
unsub. FRN notes	1.277	7/2/15	700,000	708,630

General Electric Capital Corp. sr. unsec. unsub. notes	4.375	9/21/15	700,000	741,682

				22,216,662
Health care (0.4%)
AbbVie, Inc. sr. unsec. unsub. FRN notes	0.998	11/6/15	3,624,000	3,658,783

AbbVie, Inc. sr. unsec. unsub. notes	1.200	11/6/15	1,795,000	1,813,128

Coventry Health Care, Inc. sr. unsec. notes	6.125	1/15/15	1,310,000	1,378,060

				6,849,971
Insurance (4.1%)
Aflac, Inc. sr. unsec. notes	3.450	8/15/15	2,790,000	2,912,156

Allstate Corp. (The) sr. unsec. unsub. notes	6.200	5/16/14	2,072,000	2,105,649

Allstate Corp. (The) sr. unsec. unsub. notes	5.000	8/15/14	780,000	799,279

American International Group, Inc. sr. unsec.
unsub. notes	3.000	3/20/15	1,857,000	1,906,896

CNA Financial Corp. sr. unsec. unsub. notes	5.850	12/15/14	5,823,000	6,081,273

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes	4.000	3/30/15	1,150,000	1,192,274

Hartford Life Global Funding Trusts sr.
unsub. FRN notes	0.423	6/16/14	7,001,000	7,000,167

Liberty Mutual Group, Inc. 144A sr. unsec. notes	5.750	3/15/14	5,000,000	5,027,675

Lincoln National Corp. sr. unsec. unsub. notes	4.750	2/15/14	2,107,000	2,109,602

Mass Mutual Global Funding II 144A sr. unsub. notes	2.300	9/28/15	500,000	514,163

MetLife Institutional Funding II 144A FRN notes	1.143	4/4/14	500,000	500,766

MetLife Institutional Funding II 144A FRN notes	0.613	1/6/15	6,500,000	6,514,553

Metropolitan Life Global Funding I 144A FRB Bonds	0.769	7/15/16	3,560,000	3,569,620

Metropolitan Life Global Funding I 144A sr. notes	2.000	1/9/15	725,000	736,209

Metropolitan Life Global Funding I 144A
sr. unsub. FRN notes	0.594	3/19/14	500,000	500,264

New York Life Global Funding 144A FRN notes	0.587	5/23/16	5,000,000	5,011,566

New York Life Global Funding 144A FRN notes	0.503	4/4/14	500,000	500,308

Principal Life Global Funding II 144A company
guaranty sr. FRN notes	0.867	7/9/14	500,000	501,298

Principal Life Global Funding II 144A notes	1.000	12/11/15	4,835,000	4,856,482

Prudential Covered Trust 2012-1 144A company
guaranty mtge. notes	2.997	9/30/15	2,579,750	2,660,537

Prudential Financial, Inc. sr. unsec. unsub.
notes Ser. MTN	4.750	4/1/14	2,881,000	2,900,686

Prudential Financial, Inc. sr. unsec. unsub.
notes Ser. MTNB	5.100	9/20/14	5,985,000	6,156,699

				64,058,122
Investment banking/Brokerage (3.1%)
Deutsche Bank AG unsec. sub. FRN notes
Ser. EMTN (Germany)	1.038	2/17/15	3,313,000	3,304,718

Goldman Sachs Group, Inc. (The) sr. unsec.
FRN notes	1.238	2/7/14	7,568,000	7,568,325

Short Duration Income Fund	33

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Investment banking/Brokerage cont.
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes	3.300	5/3/15	$6,358,000	$6,550,393

Macquarie Group, Ltd. 144A sr. unsec.
notes (Australia)	7.300	8/1/14	8,998,000	9,272,770

Mizuho Securities USA, Inc. 144A unsec. FRN notes	0.741	12/10/14	6,000,000	5,999,004

Morgan Stanley sr. unsec. unsub. FRN
notes Ser. GMTN	1.194	12/19/14	500,000	502,198

Morgan Stanley sr. unsec. unsub. notes Ser. GMTN	4.100	1/26/15	12,996,000	13,431,652

TD Ameritrade Holding Corp. company guaranty
sr. unsec. unsub. notes	4.150	12/1/14	2,245,000	2,312,738

				48,941,798
Real estate (8.9%)
AvalonBay Communities, Inc. sr. unsec. unsub.
notes Ser. MTN R	5.375	4/15/14	2,750,000	2,775,179

Boston Properties, LP sr. unsec. unsub. notes R	5.625	4/15/15	4,354,000	4,611,935

Boston Properties, LP sr. unsec. unsub. notes R	5.000	6/1/15	8,225,000	8,681,996

Camden Property Trust sr. unsec. unsub. notes R	5.000	6/15/15	2,596,000	2,737,178

ERP Operating LP sr. unsec. unsub. notes R	5.250	9/15/14	6,530,000	6,714,605

HCP, Inc. sr. unsec. unsub. notes R	7.072	6/8/15	3,500,000	3,774,720

HCP, Inc. sr. unsec. unsub. notes R	2.700	2/1/14	8,655,000	8,654,920

Health Care REIT, Inc. sr. unsec. notes R	3.625	3/15/16	4,000,000	4,219,842

Hospitality Properties Trust sr. unsec. notes R	7.875	8/15/14	2,581,000	2,586,139

Kimco Realty Corp. sr. unsec. notes Ser. MTN R	4.904	2/18/15	5,157,000	5,374,955

Kimco Realty Corp. sr. unsec. unsub. notes R	4.820	6/1/14	8,104,000	8,210,842

Liberty Property LP sr. unsec. unsub. notes R	5.125	3/2/15	600,000	625,411

Mack-Cali Realty LP sr. unsec. notes R	5.125	2/15/14	3,300,000	3,303,505

Mack-Cali Realty LP sr. unsec. unsub. notes R	5.125	1/15/15	1,000,000	1,038,386

Mid-America Apartments LP 144A sr. unsec. notes R	6.250	6/15/14	12,858,000	13,113,926

Pan Pacific Retail Properties, Inc. company guaranty
sr. unsec. notes R	5.950	6/1/14	2,547,000	2,590,284

Realty Income Corp. sr. unsec. notes R	5.500	11/15/15	4,000,000	4,308,224

Regency Centers LP company guaranty sr. unsec.
unsub. notes	4.950	4/15/14	8,100,000	8,167,631

Simon Property Group LP sr. unsec. unsub. notes R	6.750	5/15/14	7,307,000	7,342,074

Simon Property Group LP sr. unsec. unsub. notes R	5.750	12/1/15	1,024,000	1,105,435

Simon Property Group LP sr. unsec. unsub. notes R	5.625	8/15/14	2,795,000	2,868,906

Simon Property Group LP sr. unsec. unsub. notes R	5.100	6/15/15	1,000,000	1,060,795

Simon Property Group LP sr. unsec. unsub. notes R	4.200	2/1/15	819,000	841,707

UDR, Inc. company guaranty sr. unsec. unsub. notes R	5.250	1/15/15	7,415,000	7,715,641

UDR, Inc. sr. unsec. unsub. notes R	5.500	4/1/14	2,232,000	2,248,486

Ventas Realty LP/Ventas Capital Corp. company
guaranty sr. unsec. unsub. notes R	3.125	11/30/15	9,676,000	10,063,640

Vornado Realty LP sr. unsec. unsub. notes R	4.250	4/1/15	1,165,000	1,197,127

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes	5.750	9/2/15	13,155,000	14,138,685

				140,072,174

34 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (79.5%)* cont.	rate (%)	date	amount	Value

Technology (1.8%)
Honeywell International, Inc. sr. unsec.
unsub. FRN notes	0.289	11/17/15	$5,000,000	$5,007,211

Western Union Co. (The) sr. unsec. notes	6.500	2/26/14	2,480,000	2,488,643

Western Union Co. (The) sr. unsec. unsub. FRN notes	1.239	8/21/15	8,945,000	8,973,839

Xerox Corp. sr. unsec. FRN notes	1.058	5/16/14	11,885,000	11,903,639

				28,373,332
Transportation (0.5%)
Burlington Northern Santa Fe, LLC sr. unsec. notes	7.000	2/1/14	4,500,000	4,500,000

Kansas City Southern de Mexico SA de CV sr. unsec.
FRN notes (Mexico)	0.935	10/28/16	4,000,000	4,001,076

				8,501,076
Utilities and power (3.9%)
Atmos Energy Corp. sr. unsec. unsub. notes	4.950	10/15/14	2,000,000	2,060,026

CMS Energy Corp. sr. unsec. unsub. notes	4.250	9/30/15	2,000,000	2,104,244

DTE Electric Co. sr. notes (Canada)	4.800	2/15/15	2,000,000	2,073,240

DTE Energy Co. sr. unsec. unsub. notes	7.625	5/15/14	1,201,000	1,224,768

Duke Energy Carolinas, LLC sr. unsec. unsub. notes	6.300	2/1/14	5,641,000	5,640,887

Duke Energy Ohio, Inc. sr. mortgage FRB bonds	0.382	3/6/15	1,000,000	1,000,878

Electricite de France (EDF) 144A sr. unsec. FRN
notes (France)	0.694	1/20/17	8,000,000	8,009,503

FPL Group Capital, Inc. company guaranty
sr. unsec. notes	7.875	12/15/15	2,500,000	2,815,608

Georgia Power Co. sr. unsec. unsub. FRN notes	0.563	3/15/16	3,209,000	3,207,704

Georgia Power Co. sr. unsec. unsub. notes	0.625	11/15/15	2,000,000	2,001,673

Kinder Morgan Energy Partners LP sr. unsec. notes	5.625	2/15/15	1,465,000	1,535,814

Kinder Morgan Energy Partners LP sr. unsec. notes	5.125	11/15/14	2,801,000	2,899,902

LG&E and KU Energy, LLC sr. unsec. unsub. notes	2.125	11/15/15	4,000,000	4,069,848

MidAmerican Energy Holdings Co. sr. unsec. notes	5.000	2/15/14	2,660,000	2,663,301

Oncor Electric Delivery Co., LLC sr. notes	6.375	1/15/15	1,910,000	2,008,466

Peco Energy Co. bonds	5.000	10/1/14	500,000	514,567

Potomac Edison Co. (The) sr. unsub. notes	5.125	8/15/15	3,675,000	3,886,386

Progress Energy, Inc. sr. unsec. unsub. notes	6.050	3/15/14	4,950,000	4,980,730

Southern Co. (The) sr. unsec. unsub. notes	4.150	5/15/14	115,000	116,181

TransCanada PipeLines, Ltd. sr. unsec. unsub. FRN
notes (Canada)	0.927	6/30/16	7,100,000	7,158,393

Westar Energy, Inc. sr. mtge. bonds	6.000	7/1/14	500,000	511,347

				60,483,466

Total corporate bonds and notes (cost $1,243,791,384)				$1,245,793,749

		Maturity	Principal
COMMERCIAL PAPER (11.1%)*	Yield (%)	date	amount	Value

AXA Financial, Inc.	0.341	7/30/14	$4,500,000	$4,491,450

AXA Financial, Inc. 144A	3.132	8/6/14	722,000	720,549

BBVA US Senior, S.A. Unipersonal 144A (Spain)	0.501	6/16/14	3,000,000	2,993,642

British Telecommunications PLC (United Kingdom)	0.250	4/8/14	2,000,000	1,998,969

British Telecommunications PLC (United Kingdom)	0.586	3/27/14	1,750,000	1,749,297

Short Duration Income Fund	35

		Maturity	Principal
COMMERCIAL PAPER (11.1%)* cont.	Yield (%)	date	amount	Value

British Telecommunications PLC (United Kingdom)	0.740	3/10/14	$2,000,000	$1,999,491

Canadian Natural Resources, Ltd. (Canada)	0.280	3/4/14	3,000,000	2,999,379

CIGNA Corp.	0.451	6/4/14	1,600,000	1,598,099

CIGNA Corp.	0.401	5/16/14	994,000	993,072

CIGNA Corp.	0.340	4/24/14	1,000,000	999,325

ConAgra Foods, Inc.	0.400	2/12/14	5,000,000	4,999,357

Daimler Finance North America, LLC	0.674	3/13/14	400,000	399,888

DCP Midstream Operating, LP	0.801	2/24/14	2,000,000	1,999,436

DCP Midstream Operating, LP	0.800	2/20/14	4,300,000	4,299,002

DCP Midstream Operating, LP	0.600	2/3/14	5,700,000	5,699,810

Duke Energy Corp. 144A	0.270	3/19/14	1,075,000	1,074,675

Electricite De France SA (France)	0.563	1/6/15	4,000,000	3,980,379

ENI Finance USA, Inc.	0.471	5/2/14	4,700,000	4,696,781

ENI Finance USA, Inc.	0.370	2/3/14	1,200,000	1,199,983

Entergy Corp.	0.620	2/13/14	8,500,000	8,498,809

Entergy Corp. 144A	0.550	2/12/14	2,000,000	1,999,743

Ford Motor Credit Co., LLC	0.722	4/3/14	1,000,000	999,273

Glencore Funding, LLC	0.672	7/15/14	6,000,000	5,990,237

Glencore Funding, LLC	0.470	4/7/14	300,000	299,844

KCP&L Greater Missouri Operations Co. 144A	0.520	2/3/14	5,000,000	4,999,917

Kinder Morgan Energy Partners, LP	0.260	2/18/14	2,000,000	1,999,785

Kinder Morgan Energy Partners, LP 144A	0.270	2/7/14	1,000,000	999,961

Kroger Co. (The)	0.220	2/5/14	5,000,000	4,999,861

Marriott International, Inc./DE 144A	0.290	2/19/14	2,000,000	1,999,771

Molson Coors Brewing Co.	0.400	2/12/14	5,500,000	5,499,292

Molson Coors Brewing Co.	0.442	2/10/14	4,811,000	4,810,487

National Grid USA	0.330	4/2/14	7,100,000	7,096,740

National Grid USA 144A	0.330	3/25/14	4,000,000	3,998,463

Newell Rubbermaid, Inc.	0.500	2/7/14	12,000,000	11,999,066

NiSource Finance Corp.	0.623	2/3/14	6,500,000	6,499,583

SABMiller Holdings, Inc.	0.270	2/18/14	2,000,000	1,999,785

SCANA Corp.	0.310	2/11/14	11,900,000	11,898,601

Time Warner Cable, Inc.	0.320	3/3/14	4,500,000	4,499,105

TransCanada America Investments	0.370	3/18/14	4,000,000	3,998,717

Union Electric Co.	0.500	2/21/14	4,000,000	3,999,067

Union Electric Co.	0.400	2/3/14	8,000,000	7,999,746

Vodafone Group PLC (United Kingdom)	0.300	3/14/14	750,000	749,785

Vodafone Group PLC (United Kingdom)	0.340	3/11/14	2,550,000	2,549,331

Vodafone Group PLC (United Kingdom)	0.280	2/10/14	1,800,000	1,799,898

Whirlpool Corp.	0.580	2/6/14	3,000,000	2,999,810

Wyndham Worldwide Corp.	0.610	2/7/14	6,300,000	6,299,510

Wyndham Worldwide Corp.	0.610	2/4/14	4,000,000	3,999,822

Total commercial paper (cost $174,358,173)				$174,376,593

36 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (6.5%)*	rate (%)	date	amount	Value

Agency collateralized mortgage obligations (2.9%)
Federal Home Loan Mortgage Corp.
Ser. 1619, Class PZ	6.500	11/15/23	$447,584	$499,442
Ser. 2345, Class PQ	6.500	8/15/16	168,101	177,026
Ser. 3151, Class PD	6.000	11/15/34	33,857	33,867
Ser. 2430, Class UD	6.000	3/15/17	132,270	139,846
Ser. 3724, Class CM	5.500	6/15/37	596,026	650,227
Ser. 3316, Class CD	5.500	5/15/37	282,102	307,652
Ser. 3302, Class DA	5.500	12/15/17	120,204	121,331
Ser. 2503, Class B	5.500	9/15/17	147,337	156,706
Ser. 3662, Class QA	5.000	3/15/38	373,188	382,529
Ser. 3593, Class KP	5.000	6/15/36	32,128	32,215
Ser. 3028, Class BA	5.000	4/15/34	142,656	147,258
Ser. 2938, Class ND	5.000	10/15/33	48,143	49,014
Ser. 2888, Class CG	5.000	8/15/33	185,613	193,057
Ser. 2941, Class XD	5.000	5/15/33	31,265	31,279
Ser. 2840, Class OE	5.000	2/15/33	84,996	86,513
Ser. 2875, Class GM	5.000	1/15/33	134,332	135,957
Ser. 2903, Class LA	5.000	10/15/31	58,589	58,798
Ser. 3331, Class NV	5.000	6/15/29	286,000	301,506
Ser. 3580, Class VB	5.000	4/15/29	184,748	189,249
Ser. 2542, Class ES	5.000	12/15/17	39,257	41,353
Ser. 2519, Class AH	5.000	11/15/17	425,334	450,408
Ser. 2513, Class DB	5.000	10/15/17	57,371	60,657
Ser. 3539, Class PM	4.500	5/15/37	130,721	136,380
Ser. 3730, Class PL	4.500	1/15/33	43,992	44,289
Ser. 3697, Class BM	4.500	9/15/31	42,562	43,171
Ser. 2958, Class QD	4.500	4/15/20	78,571	83,102
Ser. 2882, Class UM	4.500	8/15/19	188,045	193,413
Ser. 2931, Class AM	4.500	7/15/19	24,797	25,203
Ser. 3845, Class KP	4.000	4/15/38	348,451	353,413
Ser. 3681, Class AH	4.000	10/15/27	673,995	689,160
Ser. 2854, Class DL	4.000	9/15/19	333,392	350,627
Ser. 2864, Class GB	4.000	9/15/19	237,643	251,470
Ser. 2783, Class AY	4.000	4/15/19	224,850	236,930
Ser. 3805, Class AK	3.500	4/15/24	163,462	169,825
Ser. 2643, Class ME	3.500	3/15/18	77,007	78,857
Ser. 3683, Class JH	2.500	12/15/23	79,273	80,178
Ser. 3611, Class PO, PO	0.000	7/15/34	158,297	142,847
Ser. 1420, Class B, PO	0.000	11/15/22	66,479	61,785

Federal National Mortgage Association
Ser. 11-15, Class AB	9.750	8/25/19	424,569	480,442
Ser. 10-110, Class AE	9.750	11/25/18	311,729	353,091
Ser. 06-10, Class GC	6.000	9/25/34	4,221,369	4,348,010
Ser. 06-124, Class A	5.625	11/25/36	68,957	71,701
Ser. 08-8, Class PA	5.000	2/25/38	314,626	331,661

Short Duration Income Fund	37

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (6.5%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 09-86, Class PC	5.000	3/25/37	$3,468,381	$3,537,748
Ser. 09-55, Class PC	5.000	9/25/36	48,006	48,483
Ser. 05-101, Class ND	5.000	6/25/34	151,217	153,775
Ser. 09-15, Class MC	5.000	3/25/24	126,280	134,485
Ser. 03-92, Class VH	5.000	2/25/19	650,000	671,125
Ser. 02-65, Class HC	5.000	10/25/17	32,465	34,023
Ser. 09-100, Class PA	4.500	4/25/39	49,957	51,518
Ser. 04-8, Class GD	4.500	10/25/32	174,283	179,648
Ser. 04-26, Class PD	4.500	8/25/32	283,693	293,210
Ser. 09-53, Class G	4.500	12/25/26	2,628,804	2,650,542
Ser. 11-60, Class PA	4.000	10/25/39	86,290	90,299
Ser. 11-4, Class JP	4.000	6/25/39	1,122,910	1,164,809
Ser. 11-36, Class PA	4.000	2/25/39	830,233	857,113
Ser. 11-113, Class LA	4.000	6/25/37	99,818	100,742
Ser. 03-43, Class YA	4.000	3/25/33	754,332	777,128
Ser. 10-109, Class JB	4.000	8/25/28	484,278	510,077
Ser. 10-17, Class CA	4.000	11/25/23	143,731	146,267
Ser. 11-89, Class VA	4.000	9/25/23	718,915	737,685
Ser. 11-111, Class VA	4.000	1/25/23	449,048	455,503
Ser. 11-111, Class VC	4.000	1/25/23	270,534	272,648
Ser. 04-27, Class HB	4.000	5/25/19	104,958	111,869
Ser. 11-20, Class PC	3.500	3/25/39	206,116	212,460
Ser. 11-40, Class DA	3.500	11/25/37	650,186	659,210
Ser. 10-155, Class A	3.500	9/25/25	65,512	66,525
Ser. 11-42, Class BJ	3.000	8/25/25	1,359,286	1,401,763
Ser. 10-49, Class KC	3.000	11/25/23	157,699	161,140
Ser. 10-43, Class KG	3.000	1/25/21	256,521	266,707
Ser. 11-23, Class AB	2.750	6/25/20	173,061	178,809
Ser. 10-81, Class AP	2.500	7/25/40	356,326	360,180
FRB Ser. 10-90, Class GF	0.658	8/25/40	5,112,324	5,117,948
FRB Ser. 06-74, Class FL	0.508	8/25/36	1,438,296	1,438,633
FRB Ser. 05-63, Class FC	0.408	10/25/31	1,804,701	1,798,286
Ser. 92-96, Class B, PO	0.000	5/25/22	105,581	104,314

Government National Mortgage Association
Ser. 07-2, Class PB	5.500	6/20/35	51,488	51,787
Ser. 09-46, Class HC	5.000	11/20/34	117,610	118,587
Ser. 09-79, Class MB	5.000	2/20/34	90,341	90,805
Ser. 10-61, Class EA	5.000	9/20/31	337,430	349,636
Ser. 10-31, Class VA	5.000	3/20/21	710,334	744,760
Ser. 09-38, Class AB	4.750	9/16/31	81,374	81,781
Ser. 10-39, Class PH	4.500	11/20/38	620,191	657,402
Ser. 11-7, Class CA	4.500	11/20/37	226,307	234,287
Ser. 09-109, Class NK	4.500	7/20/37	698,002	731,953
Ser. 09-94, Class MB	4.500	4/20/37	733,653	771,252

38 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (6.5%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-29, Class PA	4.500	8/20/36	$512,120	$530,044
Ser. 09-116, Class EK	4.500	12/20/34	299,117	313,814
Ser. 09-54, Class HT	4.500	12/20/34	175,557	181,743
Ser. 09-46, Class G	4.500	9/20/34	146,632	150,638
Ser. 09-29, Class NP	4.500	6/16/34	117,289	118,810
Ser. 09-31, Class MA	4.500	8/20/33	44,872	45,385
Ser. 09-59, Class P	4.250	9/20/33	257,349	270,635
Ser. 09-32, Class AB	4.000	5/16/39	67,400	70,238
Ser. 10-32, Class CJ	4.000	1/20/38	645,614	682,609
Ser. 08-31, Class PN	4.000	11/20/36	27,677	27,993
Ser. 09-55, Class HC	3.500	6/20/39	205,855	214,478
Ser. 08-38, Class PS	3.500	5/20/37	51,124	52,031
Ser. 09-93, Class EJ	3.500	5/20/35	29,178	29,556
Ser. 09-118, Class AW	3.000	5/20/37	1,467,523	1,500,543
Ser. 10-57, Class PJ	3.000	6/20/33	91,235	91,496

				45,628,380
Commercial mortgage-backed securities (3.2%)
Banc of America Commercial Mortgage Trust
Ser. 07-1, Class A3	5.449	1/15/49	341,146	341,146
Ser. 06-5, Class A2	5.317	9/10/47	3,685,646	3,706,187
Ser. 06-6, Class A2	5.309	10/10/45	44,040	44,160

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR9, Class A2	4.735	9/11/42	24,567	24,567

Citigroup/Deutsche Bank Commercial Mortgage
Trust Ser. 06-CD3, Class A4	5.658	10/15/48	574,339	574,339

COMM Mortgage Trust
FRB Ser. 06-C7, Class AAB	5.712	6/10/46	882,846	888,364
Ser. 05-C6, Class AJ	5.209	6/10/44	1,581,000	1,647,318

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C6, Class AJ	5.230	12/15/40	1,616,000	1,697,285
FRB Ser. 05-C1, Class AJ	5.075	2/15/38	1,513,000	1,557,917

Credit Suisse First Boston Mortgage Securities Corp.
144A FRB Ser. 04-C1, Class D	4.956	1/15/37	2,040,718	2,049,902

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2	5.760	9/15/39	2,084,122	2,085,014

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class AAB	5.477	12/10/49	500,056	513,143

GMAC Commercial Mortgage Securities, Inc. Trust
FRB Ser. 04-C2, Class A4	5.301	8/10/38	5,953,974	6,028,917

Greenwich Capital Commercial Funding Corp.
Ser. 07-GG9, Class A2	5.381	3/10/39	574,832	583,454
Ser. 05-GG3, Class AAB	4.619	8/10/42	183,610	184,987

GS Mortgage Securities Trust Ser. 06-GG6, Class A2	5.506	4/10/38	723,277	725,990

Short Duration Income Fund 39

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (6.5%)* cont.	rate (%)	date	amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage
Securities Trust
FRB Ser. 07-LD11, Class A2	5.798	6/15/49	$3,900,811	$3,900,811
Ser. 07-C1, Class A3	5.790	2/15/51	2,843,000	2,879,959
FRB Ser. 06-CB14, Class A3B	5.488	12/12/44	127,911	127,871
Ser. 04-LN2, Class A2	5.115	7/15/41	5,688,503	5,756,385

Merrill Lynch Mortgage Trust
Ser. 05-CIP1, Class A2	4.960	7/12/38	457,800	459,102
Ser. 04-BPC1, Class AJ	4.922	10/12/41	1,715,000	1,740,382

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2	5.741	8/12/41	39,687	39,687
FRB Ser. 07-HQ12, Class A2FX	5.601	4/12/49	1,858,913	1,882,149
Ser. 07-HQ11, Class A31	5.439	2/12/44	759,789	765,031
FRB Ser. 04-T13, Class C	4.790	9/13/45	1,500,000	1,500,000

Selkirk No. 2 Ltd. 144A Ser. 2, Class A
(Cayman Islands)	1.183	2/20/41	7,421,021	7,412,091

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C34, Class A2	5.569	5/15/46	678,789	678,789
Ser. 07-C31, Class A2	5.421	4/15/47	232,385	232,649

				50,027,596
Residential mortgage-backed securities (non-agency) (0.4%)
Chase Funding Mortgage Loan Asset-
Backed Certificates
Ser. 04-2, Class 1A4	5.323	2/25/35	189,269	190,688
Ser. 04-1, Class 1A6	4.266	6/25/15	1,431	1,436

Countrywide Asset Backed Certificates
FRB Ser. 05-1, Class MV3	0.638	7/25/35	1,400,000	1,381,100
FRB Ser. 05-4, Class MV1	0.618	10/25/35	43,414	43,414

GSAA Home Equity Trust FRB Ser. 05-MTR1,
Class A3	0.468	10/25/35	2,966,000	2,952,781

Home Equity Asset Trust FRB Ser. 06-3, Class 2A3	0.338	7/25/36	11,284	11,231

Residential Accredit Loans, Inc.
Ser. 03-QR13, Class A3	4.000	7/25/33	1,589,689	1,602,566

				6,183,216

Total mortgage-backed securities (cost $102,118,969)				$101,839,192

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (1.2%)*	rate (%)	date	amount	Value

Bank of Nova Scotia/Houston FRN	0.487	10/23/15	$2,000,000	$2,002,748

Barclays Bank PLC/New York, NY FRN
(United Kingdom)	0.722	2/3/14	2,600,000	2,600,000

Canadian Imperial Bank of Commerce/New York,
NY FRN (Canada)	0.937	2/20/15	1,000,000	1,006,886

Canadian Imperial Bank of Commerce/New York,
NY FRN (Canada)	0.538	11/26/14	1,000,000	1,002,061

Credit Suisse New York FRN	0.651	12/7/15	4,000,000	3,998,548

Credit Suisse New York FRN	0.639	1/15/15	3,000,000	3,004,653

40 Short Duration Income Fund

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (1.2%)* cont.	rate (%)	date	amount	Value

Nordea Bank Finland PLC/New York FRN	0.728	2/19/16	$2,000,000	$2,010,972

UBS AG/Stamford, CT	0.520	2/26/14	2,500,000	2,500,776

Total certificates of deposit (cost $18,104,128)				$18,126,644

	Interest	Maturity	Principal
MUNICIPAL BONDS AND NOTES (0.7%)*	rate (%)	date	amount	Value

Union Cnty., AZ Indl. Dev. VRDN
(Del-Tin Fiber LLC)	0.290	10/1/27	$5,000,000	$5,000,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D	0.430	3/1/38	5,130,000	5,130,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D	0.430	9/1/34	725,000	725,000

Total municipal bonds and notes (cost $10,855,000)				$10,855,000

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (0.7%)*	Yield (%)	date	amount	Value

CIESCO, LP	0.624	8/13/14	$3,000,000	$2,997,009

CRC Funding, LLC	0.502	8/1/14	6,000,000	5,991,779

CRC Funding, LLC	0.695	2/28/14	1,700,000	1,699,804

Total asset-backed commercial paper (cost $10,674,065)				$10,688,592

			Principal
REPURCHASE AGREEMENTS (0.4%)*			amount	Value

Interest in $37,750,000 joint tri-party repurchase agreement dated
1/31/14 with Credit Suisse Securities (USA), LLC due 2/3/14 — maturity value of $6,000,075 for an effective yield of 0.150% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.452% to 9.250%
and due dates ranging from 3/19/14 to 4/8/38 valued at $39,640,097)			$6,000,000	$6,000,000

Total repurchase agreements (cost $6,000,000)				$6,000,000

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (0.3%)*	rate (%)	date	amount	Value

U.S. Government Guaranteed Mortgage
Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates	4.500	5/15/18	$177,641	$187,660

				187,660
U.S. Government Agency Mortgage
Obligations (0.3%)
Federal Home Loan Mortgage Corporation	4.500	10/1/18	49,502	51,879

Federal Home Loan Mortgage Corporation
Pass-Through Certificates ##	6.500	3/1/19	260,953	280,148

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	2/1/19	833,325	881,322

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	11/1/18	299,625	320,155

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/21	694,135	738,650

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	4.500	8/1/18	127,892	136,604

Federal National Mortgage Association
Pass-Through Certificates	6.500	12/1/19	434,485	461,525

Short Duration Income Fund	41

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (0.3%)* cont.	rate (%)	date	amount	Value

U.S. Government Guaranteed Mortgage
Obligations (—%) cont.
Federal National Mortgage Association
Pass-Through Certificates ##	6.000	5/1/23	$436,893	$466,258

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/23	478,460	512,148

Federal National Mortgage Association
Pass-Through Certificates ##	5.000	11/1/19	199,542	212,297

				4,060,986

Total U.S. government and agency mortgage obligations (cost $4,273,494)				$4,248,646

TOTAL INVESTMENTS

Total investments (cost $1,570,175,213)				$1,571,928,416

Key to holding’s abbreviations

BKNT Bank Note

EMTN Euro Medium Term Notes

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

MTN Medium Term Notes

MTNB Medium Term Notes Class B

PO Principal Only

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,567,487,697.

R Real Estate Investment Trust.

## Forward commitment, in part or in entirety (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $383,989 to cover the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

42 Short Duration Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.4%	Sweden	1.7%

United Kingdom	6.1	Germany	1.2

Canada	5.8	Spain	1.1

Australia	4.3	Denmark	0.7

France	3.2	Cayman Islands	0.5

Netherlands	3.2	Other	0.6

Japan	2.2	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$10,688,592	$—

Certificates of deposit	—	18,126,644	—

Commercial paper	—	174,376,593	—

Corporate bonds and notes	—	1,245,793,749	—

Mortgage-backed securities	—	101,839,192	—

Municipal bonds and notes	—	10,855,000	—

Repurchase agreements	—	6,000,000	—

U.S. government and agency mortgage obligations	—	4,248,646	—

Totals by level	$—	$1,571,928,416	$—

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 43

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,570,175,213)	$1,571,928,416

Cash	95,766

Interest and other receivables	8,332,173

Receivable for shares of the fund sold	15,618,869

Receivable for investments sold	2,506,508

Total assets	1,598,481,732

LIABILITIES

Payable for investments purchased	18,918,550

Payable for purchases of delayed delivery securities (Note 1)	513,512

Payable for shares of the fund repurchased	10,885,561

Payable for compensation of Manager (Note 2)	123,021

Payable for investor servicing fees (Note 2)	68,357

Payable for custodian fees (Note 2)	14,275

Payable for Trustee compensation and expenses (Note 2)	28,727

Payable for administrative services (Note 2)	2,414

Payable for distribution fees (Note 2)	110,618

Distributions payable to shareholders	31,609

Other accrued expenses	297,391

Total liabilities	30,994,035

Net assets	$1,567,487,697

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,565,511,695

Undistributed net investment income (Note 1)	141,057

Accumulated net realized gain on investments (Note 1)	81,742

Net unrealized appreciation of investments	1,753,203

Total — Representing net assets applicable to capital shares outstanding	$1,567,487,697

(Continued on next page)

44 Short Duration Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,297,205,177 divided by 129,099,712 shares)	$10.05

Net asset value and offering price per class B share ($569,781 divided by 56,787 shares)*	$10.03

Net asset value and offering price per class C share ($7,240,012 divided by 721,448 shares)*	$10.04

Net asset value, offering price and redemption price per class M share
($553,197 divided by 55,111 shares)	$10.04

Net asset value, offering price and redemption price per class R share
($1,609,011 divided by 160,339 shares)	$10.04

Net asset value, offering price and redemption price per class R5 share
($10,150 divided by 1,009 shares)	$10.06

Net asset value, offering price and redemption price per class R6 share
($512,962 divided by 50,994 shares)	$10.06

Net asset value, offering price and redemption price per class Y share
($259,787,407 divided by 25,827,088 shares)	$10.06

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 45

Statement of operations Six months ended 1/31/14 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $493)	$6,268,266

Total investment income	6,268,266

EXPENSES

Compensation of Manager (Note 2)	2,324,375

Investor servicing fees (Note 2)	197,382

Custodian fees (Note 2)	14,899

Trustee compensation and expenses (Note 2)	42,549

Distribution fees (Note 2)	597,216

Administrative services (Note 2)	22,207

Other	229,998

Fees waived and reimbursed by Manager (Note 2)	(814,906)

Total expenses	2,613,720

Expense reduction (Note 2)	(7,538)

Net expenses	2,606,182

Net investment income	3,662,084

Net realized gain on investments (Notes 1 and 3)	378,051

Net unrealized appreciation of investments during the period	2,278,394

Net gain on investments	2,656,445

Net increase in net assets resulting from operations	$6,318,529

The accompanying notes are an integral part of these financial statements.

46 Short Duration Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/14*	Year ended 7/31/13

Operations:
Net investment income	$3,662,084	$3,332,009

Net realized gain on investments	378,051	420,153

Net unrealized appreciation (depreciation) of investments	2,278,394	(634,777)

Net increase in net assets resulting from operations	6,318,529	3,117,385

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,941,243)	(3,130,875)

Class B	(287)	(689)

Class C	(4,393)	(5,979)

Class M	(2,041)	(3,412)

Class R	(943)	(785)

Class R5	(31)	(68)

Class R6	(1,195)	(774)

Class Y	(566,198)	(380,306)

Net realized short-term gain on investments

Class A	(425,921)	(37,493)

Class B	(191)	(52)

Class C	(2,771)	(307)

Class M	(225)	(56)

Class R	(729)	(9)

Class R5	(4)	(1)

Class R6	(174)	(1)

Class Y	(86,077)	(3,251)

From net realized long-term gain on investments
Class A	(35,493)	—

Class B	(16)	—

Class C	(231)	—

Class M	(19)	—

Class R	(61)	—

Class R6	(14)	—

Class Y	(7,173)	—

Increase from capital share transactions (Note 4)	414,088,619	959,053,698

Total increase in net assets	416,331,718	958,607,025

NET ASSETS

Beginning of period	1,151,155,979	192,548,954

End of period (including undistributed net investment
income of $141,057 and distributions in excess of net
investment income of $4,696, respectively)	$1,567,487,697	$1,151,155,979

* Unaudited

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
January 31, 2014**	$10.03	.03	.02	.05	(.03)	— [e]	(.03)	$10.05	.50*	$1,297,205	.20*	.27*	15*
July 31, 2013	10.02	.05	.02	.07	(.06)	— [e]	(.06)	10.03	.69	1,005,695.40		.53	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*

Class B
January 31, 2014**	$10.02	.01	.01	.02	(.01)	— [e]	(.01)	$10.03	.20*	$570	.40*	.07*	15*
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	326.80		.14	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*

Class C
January 31, 2014**	$10.02	.01	.02	.03	(.01)	— [e]	(.01)	$10.04	.30*	$7,240	.40*	.07*	15*
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	6,292.80		.13	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*

Class M
January 31, 2014**	$10.02	.02	.02	.04	(.02)	— [e]	(.02)	$10.04	.47*	$553	.23*	.24*	15*
July 31, 2013	10.02	.05	— [e]	.05	(.05)	— [e]	(.05)	10.02	.54	1,267.45		.49	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*

Class R
January 31, 2014**	$10.02	.01	.02	.03	(.01)	— [e]	(.01)	$10.04	.30*	$1,609	.40*	.07*	15*
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	1,172.80		.10	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*

Class R5
January 31, 2014**	$10.04	.03	.02	.05	(.03)	— [e]	(.03)	$10.06	.55*	$10	.15*	.32*	15*
July 31, 2013	10.03	.06	.02	.08	(.07)	— [e]	(.07)	10.04	.79	10.30		.65	24
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13*	10	.02*	.05*	2*

Class R6
January 31, 2014**	$10.04	.03	.02	.05	(.03)	— [e]	(.03)	$10.06	.55*	$513	.15*	.33*	15*
July 31, 2013	10.03	.06	.02	.08	(.07)	— [e]	(.07)	10.04	.79	229.30		.61	24
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13*	10	.02*	.05*	2*

Class Y
January 31, 2014**	$10.04	.03	.02	.05	(.03)	— [e]	(.03)	$10.06	.55*	$259,787	.15*	.32*	15*
July 31, 2013	10.03	.06	.02	.08	(.07)	— [e]	(.07)	10.04	.79	136,165.30		.61	24
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 Short Duration Income Fund	Short Duration Income Fund 49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	1/31/14	7/31/13	7/31/12

Class A	0.06%	0.14%	0.47%

Class B	0.06	0.14	0.47

Class C	0.06	0.14	0.47

Class M	0.06	0.14	0.47

Class R	0.06	0.14	0.47

Class R5	0.11	0.24	0.04

Class R6	0.07	0.17	0.04

Class Y	0.06	0.14	0.47

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

50 Short Duration Income Fund

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. We may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund) , class C, class M, class R class R5, class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R5, class R6, and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R5, class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Short Duration Income Fund	51

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

52 Short Duration Income Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $1,570,175,213, resulting in gross unrealized appreciation and depreciation of $2,661,917 and $908,714, respectively, or net unrealized appreciation of $1,753,203.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Short Duration Income Fund	53

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective March 7, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $814,906 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$168,418	Class R5	6

Class B	73	Class R6	97

Class C	1,106	Class Y	27,322

Class M	128	Total	$197,382

Class R	232

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,538 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $913, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

54 Short Duration Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$572,607	Class M	656

Class B	1,234	Class R	3,915

Class C	18,804	Total	$597,216

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies from the sale of class A and class M shares, and received $66 and $26, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% and 0.15% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $570,148,754 and $146,052,359, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Short Duration Income Fund 55

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	94,006,428	$943,973,677	168,216,682	$1,688,356,580

Shares issued in connection with
reinvestment of distributions	333,246	3,346,385	309,649	3,107,960

	94,339,674	947,320,062	168,526,331	1,691,464,540

Shares repurchased	(65,502,729)	(657,756,910)	(86,068,633)	(863,779,803)

Net increase	28,836,945	$289,563,152	82,457,698	$827,684,737

	Six months ended 1/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	39,737	$398,276	46,328	$464,401

Shares issued in connection with
reinvestment of distributions	49	489	70	696

	39,786	398,765	46,398	465,097

Shares repurchased	(15,562)	(156,052)	(52,402)	(525,195)

Net increase (decrease)	24,224	$242,713	(6,004)	$(60,098)

	Six months ended 1/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	387,981	$3,890,570	687,382	$6,890,208

Shares issued in connection with
reinvestment of distributions	722	7,246	627	6,286

	388,703	3,897,816	688,009	6,896,494

Shares repurchased	(295,260)	(2,962,175)	(265,291)	(2,659,498)

Net increase	93,443	$935,641	422,718	$4,236,996

	Six months ended 1/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	15,407	$154,581	146,443	$1,468,513

Shares issued in connection with
reinvestment of distributions	204	2,050	143	1,433

	15,611	156,631	146,586	1,469,946

Shares repurchased	(86,911)	(871,796)	(41,384)	(415,154)

Net increase (decrease)	(71,300)	$(715,165)	105,202	$1,054,792

	Six months ended 1/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	98,761	$990,623	110,031	$1,103,560

Shares issued in connection with
reinvestment of distributions	172	1,727	80	794

	98,933	992,350	110,111	1,104,354

Shares repurchased	(55,554)	(557,214)	(3,159)	(31,686)

Net increase	43,379	$435,136	106,952	$1,072,668

56 Short Duration Income Fund

	Six months ended 1/31/14		Year ended 7/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	3	35	8	72

	3	35	8	72

Shares repurchased	—	—	—	—

Net increase	3	$35	8	$72

	Six months ended 1/31/14		Year ended 7/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	28,938	$290,845	50,970	$512,245

Shares issued in connection with
reinvestment of distributions	138	1,383	78	775

	29,076	292,228	51,048	513,020

Shares repurchased	(904)	(9,077)	(29,224)	(293,652)

Net increase	28,172	$283,151	21,824	$219,368

	Six months ended 1/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	27,792,397	$279,442,485	26,385,387	$265,082,243

Shares issued in connection with
reinvestment of distributions	58,132	584,441	37,584	377,489

	27,850,529	280,026,926	26,422,971	265,459,732

Shares repurchased	(15,584,335)	(156,682,970)	(13,999,304)	(140,614,569)

Net increase	12,266,194	$123,343,956	12,423,667	$124,845,163

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	10,036	6.3%	$100,761

Class R5	1,009	100.0	10,150

Class R6	1,009	2.0	10,150

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Short Duration Income Fund	57

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse
	Securities (USA), LLC	Total

Assets:

Repurchase agreements**	$6,000,000	$6,000,000

Total Assets	$6,000,000	$6,000,000

Total Financial and Derivative Net Assets	$6,000,000	$6,000,000

Total collateral received (pledged)##†	$6,000,000	$6,000,000

Net amount	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown.

58 Short Duration Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

March 7, 2014 special meeting

A proposal to approve a new management contract between the fund and Putnam Management, with respect to which the February 27, 2014 meeting had been adjourned, was approved on March 7, 2014 as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

70,182,724	704,758	4,687,875	42,279,198

All tabulations are rounded to the nearest whole number.

Short Duration Income Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA736
285939 3/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014